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                                  Exhibit 10.2

                              THE BISYS GROUP, INC.
                           DEFERRED COMPENSATION PLAN

         THIS PLAN (the "Plan"), effective as of the 1st day of October, 1997 (the "Effective Date"), hereby established by THE BISYS GROUP, INC., a Delaware corporation (hereinafter referred to as the "Employer" or the "Company"),

         WITNESSETH THAT:

         WHEREAS, the Employer recognizes the valuable services heretofore performed for it by the employees participating in this Plan (herein the "Participants" or the "Employees");

         WHEREAS, the Participants of this Plan are members of a select group of management or highly compensated employees;

         WHEREAS, Employer desires to establish the Plan to allow each Participant to defer a portion of his or her Compensation and to provide the retirement, death and other benefits as provided herein;

         WHEREAS, each Participant desires to receive such benefits and to defer a portion of his or her Compensation;

         WHEREAS, the Employer intends to establish a trust (herein the "Rabbi Trust") to assist it in meeting its obligations hereunder; and

         WHEREAS, the Employer desires to provide the terms and conditions upon which the Employer shall pay such benefits to the Participants;

         NOW, THEREFORE, in consideration of these premises, the Employer hereby declares:

         1.       Establishment and Purposes.

                  a. Establishment. Employer hereby establishes the Plan as of the Effective Date.


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                  b.       Name. The Plan shall be known as "THE BISYS GROUP,
INC. Senior Executive Deferred Compensation Plan" or "The BISYS GROUP, INC. Standard Deferred Compensation Plan".

                  c. Purpose. The purpose of the Plan is to allow the Participants to defer a portion of their Compensation in accordance with an Election to Defer executed as part of a Participation Agreement in substantially the form of Exhibit 1 which is attached hereto and hereby made a part of this Plan (or as amended or replaced by the Employer from time to time), so that such amounts may be paid to the Participants (or their beneficiaries) upon retirement, death or otherwise as specified herein.

         2.       Definitions.

                  Except as otherwise provided herein, the following terms shall have the definitions hereinafter indicated wherever used in this Plan with initial capital letters:

                  a. Beneficiary: Any person, entity, or any combination thereof designated in a Beneficiary Designation executed as part of the Participation Agreement by a Participant to receive benefits under this Plan in the event of the Participant's death, or in the absence of any such designation, the Participant's estate.

                  b. Beneficiary Designation. The provisions of the Participation Agreement providing for the designation by the Participant of his or her Beneficiary or Beneficiaries, as amended from time to time by the Participant.

                  c.       Code: The Internal Revenue Code of 1986, as amended.


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                  d.       Compensation: All wages, salaries, bonuses, and any
other compensation to be paid to a Participant for services rendered to the Employer.

                  e. Deferred Compensation Account: The term "Deferred Compensation Account" shall have the meaning set forth in Section 4 of this Plan.

                  f. Disability: A Participant shall be considered "disabled" if he or she is considered disabled under the Employer's long-term disability plan maintained for employees generally, provided that if there is no such plan at the time, the Participant shall be considered "disabled" if he or she is unable to substantially perform his or her regular duties at his or her regular business location because of a physical or mental injury or illness for a period of 180 consecutive days during a period of 365 consecutive days. The Employer may rely on the determination made by a physician selected by the Employer in determining whether a "Disability" exists.

                  g. Earnings: The amount credited to each Participant's Deferred Compensation Account as Earnings as provided in Section 4 hereof.

                  h. Election to Defer: The provisions of the Participation Agreement providing for the Participant to elect to defer a portion of his or her Compensation, as amended from time to time.

                  i. Employee: An employee of the Employer selected by the Employer to participate in this Plan, and who elects to participate in this Plan by executing and delivering to the Employer a Participation Agreement in substantially the form of Exhibit 1 attached hereto (or as amended or replaced by the Employer from time to time), provided that all Participants


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herein shall be members of a select group of management or highly compensated employees.

                  j. ERISA. The Employee Retirement Income Security Act of 1974, as amended.

                  k. Investment Designation. The provisions of the Participation Agreement providing for the Investment Designation by the Participant as described in Section 4 of this Plan, as amended or replaced from time to time.

                  l. Participant: The term "Participant" shall have the same definition herein as the term "Employee".

                  m. Participation Agreement. The agreement in substantially the form of Exhibit 1 attached hereto (or as amended or replaced by the Employer from time to time), including provisions for the Employee's Election to Defer, the Employee's Beneficiary Designation, and the Employee's Investment Designation.

                  n. Plan Year. The Plan Year for this Plan shall be the 12-month period designated by the Company from time to time.


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                  o.       Senior Participant. A Participant designated by the
Company as a "Senior Participant" hereunder (the Company may make or change such designation at any time, in any manner it deems appropriate from time to time).

                  p. Standard Participant. Any Participant who is not designated as a Senior Participant hereunder at such time.

                  q. Year of Service. A Plan Year in which the Employee worked at least 1,000 hours for the Employer or for any other entity which merged with the Company or was otherwise acquired by the Company if the Employee was employed on a full-time basis by such other entity at the time of such merger or other acquisition.

         3.       Contributions.

                  a. Participant Elective Deferrals. As a condition to participating in this Plan, a Participant shall execute and file with the Employer a Participation Agreement, designating the portion of his or her annual Compensation (or the portion of a specific part or parts of his or her Compensation) which shall be deferred hereunder; provided however that the deferral shall not exceed a maximum amount or percentage established by the Company from time to time. In addition, the minimum amount which can be deferred by any Participant for the first Plan Year hereunder shall be Nineteen Thousand Dollars ($19,000.00), and shall be Ten Thousand Dollars ($10,000.00) each Plan Year thereafter. For each Plan Year, as permitted by the Company, the Participant may execute an Election to Defer by the execution of a written document in the form and manner designated by the Employer.

                  b. Employer Matching Contributions Based on Company Stock Designations by Senior Participants. In the event that a Senior Participant makes an Investment Designation that Earnings


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on an amount to be deferred hereunder shall be measured by stock of the Company
(herein the phrase "stock of the Company" shall mean the kind or class of equity security issued by the Company and identified on the Participant's Investment Designation), the Company shall make a matching contribution (herein "Employer Matching Contribution") equal to a percentage of the amount deferred and so designated with the Company designating such percentage from time to time; provided that the amount (or value) of the matching contribution shall not exceed a maximum dollar amount as determined by the Company from time to time; and further provided that such Employer Matching Contribution shall not be added to a Senior Participant's Deferred Compensation Account until such Investment Designation has continued for at least twenty-four (24) consecutive months after the effective date of such deferral. If such Investment Designation does not continue for such twenty-four (24) consecutive month period (for example, if the Senior Participant's employment with the Company terminates within such 24 month period), the Employer Matching Contribution (and any Earnings thereon) shall be forfeited and will not be credited to the Senior Participant's Deferred Compensation Account (the Senior Participant's elective deferrals and any Earnings thereon will not be forfeited). No Employer Matching Contribution shall be required with respect to any amount which is originally deferred by the Employee and Earnings thereon are initially measured based on an Investment Designation other than stock of the Company and subsequently the Employee changes such designation to an Investment Designation based on stock of the Company. No Employer Matching Contribution shall be made hereunder with respect to Standard Participants.

         4.       Deferred Compensation Account.


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                  a.       Any Compensation deferred by a Participant hereunder
shall be credited to a bookkeeping account ("Deferred Compensation Account"), maintained by the Employer for the Participant as calculated by the Employer on a quarterly basis (or more frequently at the election of the Employer). The balance in each Participant's Deferred Compensation Account shall be equal to the Participant's elective deferrals, any Employer Matching Contributions under
Section 3.b hereof, plus Earnings thereon (taking into account the risk of forfeiture described in Section 3.b hereof as appropriate).

                  b. Earnings shall be an amount equal to the amount which would have been earned if the Participant's Deferred Compensation Account had been applied or invested in accordance with the Investment Designation, as amended from time to time. Earnings shall continue to accrue on the unpaid balance of a Deferred Compensation Account until the entire balance of such account has been paid.

                  c. The Employer shall designate the available Investment Designations and may amend such available selections from time to time. An Employee may change his or her Investment Designations no more often than once in each three (3) month period as permitted by the Company from time to time; provided that in the case of a Senior Participant, notwithstanding any other provision herein, (i) amounts designated to be measured by stock of the Company,
(ii) all Employer Matching Contributions, and (iii) all Earnings with respect to amounts described in (i) and (ii) above, must always be measured by stock of the Company, and the Participant may not change such designation; further provided that if benefits are paid hereunder in installments and the Senior Participant has terminated employment


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with the Company, the Senior Participant (or Beneficiary) then shall be allowed to change his or her Investment Designation with respect to the amounts previously covered by an Investment Designation of stock of the Company, and may designate such investments as are then generally permitted by the Company hereunder (if the Senior Participant fails to make such an Investment Designation, the Earnings on such amount shall be measured based on the Investment Designations (other than in Company stock) then in force for such Employee or Beneficiary, and if none, shall be measured by the money market option available (or the Investment Designation option closest to a money market)). In determining the value of a Participant's Deferred Compensation Account subject to the Investment Designation of stock of the Company, for these purposes, the value of the Company's stock shall be deemed to be the average of the closing prices of the stock on the thirty (30) business days immediately prior to the date on which benefit payments began after the Participant's employment with the Company terminated.

                  d. The Employer, in its sole and absolute discretion, may (or may not) acquire any investment product or any other instrument or otherwise invest any amount to provide the funds from which it can satisfy its obligation to make benefit payments under this Plan. Any investment product or other item so acquired for the convenience of the Employer shall be the sole and exclusive property of the Employer (or a trust established by the Employer) with the Employer (or a trust established by the Employer) named as sole owner and sole beneficiary thereof. To the extent that a Participant or his or her Beneficiary acquires a right to receive payments from the Employer under the


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provisions hereof, such right shall be no greater than the right of any unsecured general creditor of the Employer.

                  e. The Company shall contribute amounts to the Rabbi Trust approximately equal to the elective deferrals by the Participant, all Earnings thereon, all Employer Matching Contributions, and all Earnings thereon, provided that with respect to any amounts on which Earnings are measured by a designation of stock of the Company, the Company may contribute cash and/or options as necessary so that at all times the Rabbi Trust will be able to purchase an appropriate amount of stock of the Company. In the event that options are contributed, the number of shares which may be purchased shall be adjusted appropriately for stock splits, stock dividends and other changes so that the number of shares which may be acquired will be appropriate in light of the benefits to be provided herein.

         5.       Amount and Timing of Benefit Payments.

                  a.       Term of Years. In the event that a Participant has
(i) completed at least five (5) Years of Service while being a Participant under this Plan and (ii) has either attained age 55 or completed twenty (20) Years of Service (whichever comes first), the Company shall pay the Participant's Deferred Compensation Account to the Participant in five (5) annual installments, with each installment equal to the balance of the Employee's Deferred Compensation Account at such time divided by the number of remaining installments (including the installment being paid at such time), except as otherwise provided herein.

                  b. Disability. If the Participant terminates employment with the Company because of a Disability, payments hereunder shall be made as if such Participant had completed at


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least five (5) Years of Service while being a Participant under this Plan and had attained age 55 or completed twenty (20) Years of Service on the date his or her employment terminated because of Disability.

                  c. Death. If the Participant dies before completing at least five (5) Years of Service while a Participant under this Plan or before attaining age 55 or completing twenty (20) Years of Service, the Company shall make payments hereunder to the Participant's Beneficiary as if the Participant had completed at least five (5) Years of Service while a Participant hereunder and attained age 55 or completed twenty (20) Years of Service on the date of his or her death. If the Participant dies after completing at least five (5) Years of Service while a Participant under this Plan and after either attaining age 55 or completing twenty (20) Years of Service, but before the Participant has received all payments due to the Participant hereunder, the Company shall make payments to the Participant's Beneficiary at the same time and in the same amounts as if the Participant were still living. In any case in which the Participant has died and the Company is obligated to make installment payments hereunder, the Company may pay the balance in the Participant's Deferred Compensation Account in a lump sum to the Participant's Beneficiary at any time, and thereafter the Company shall have no obligation to make any payments with respect to such Participant or his or her Beneficiary.

                  d. Other Termination. In the event the Participant's employment with the Company terminates for any reason other than Disability or death (whether because of resignation, termination without cause, termination with cause, or for any other reason or for no reason) prior to the time the Participant completes at


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least five (5) Years of Service while a Participant hereunder or prior to the time the Participant (i) attains age 55 or (ii) completes twenty (20) Years of Service, the Company shall pay an amount equal to the balance of the Participant's Deferred Compensation Account as of the Participant's date of termination to the Participant within six (6) months of such termination.

                  e. Payments if Stock Has Been Designated. In the case of a lump sum payment or the first payment in the case of installment payments (whenever the Employee's employment with the Company has been terminated), to the extent the Participant's Investment Designations have designated stock of the Company, the Company may pay such portion of such Participant's Deferred Compensation Account and related Earnings in cash or Company stock, in the sole and absolute discretion of the Company. If the Investment Designation is in stock of the Company and the Company elects to pay part or all of such benefit in cash, the Company shall use the average closing price of the stock during the thirty (30) business days immediately before such payment to measure the value of the stock of the Company. In the event that payments are to be made in installments, after the first payment date (whenever the Employee's employment with the Company has been terminated), none of the Participant's Deferred Compensation Account thereafter shall be measured by stock of the Company, in accordance with Section 4.c. herein.

                  f. Company's Ability to Change Payment Dates. At any time at least one (1) year before any amount would otherwise become payable hereunder (other than because of the unexpected death, Disability or termination of employment of the Employee), the Company may change (with the consent of the Participant) the timing of payments herein for any Participant, and the


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Participant and the Company may make such other bona fide amendments as they agree to, provided that in consideration thereof, the Participant must at least agree (i) to continue working for the Company for an additional period of at least one (1) year, (ii) to be liable to the Company for any damages if he or she resigns within such period, and (iii) that he or she will not receive any payments hereunder until the time designated by the Company (and to which the Participant consents) as provided above. The Company shall notify the Participant regarding the Company's rights under this paragraph at least 14 months before any amount would otherwise become payable hereunder (other than because of the death, Disability or termination of employment of the Employee). Notwithstanding any other provision herein, in the event that the Company is making installment payments hereunder to any Participant, Beneficiary or other person, the Company may at any time pay the remaining amount of the Participant's Deferred Compensation Account in a lump sum, and thereafter the Company shall have no further obligation hereunder with respect to such Participant, Beneficiary or other person.

                  g. Unforeseeable Events. In addition, a payment or payments may be made prior to the Employee's Disability, death or termination of employment in the event of an unanticipated emergency that is caused by an event beyond the control of the Employee and that would result in severe financial hardship to the Employee if an early distribution was not made; provided that such distributions shall not exceed the vested portion of the Employee's Deferred Compensation Account. Any early distribution approved by the Company for such an unforeseeable emergency shall be limited to the amount necessary to meet the emergency, provided that any such payment shall reduce the amount of the


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Employee's Deferred Compensation Account on the date of such payment. The
Employee shall be under no obligation to repay amounts distributed because of an unforeseeable emergency.

                  h. Payment Only from Employer Assets. Any payment of benefits to a Participant or his or her Beneficiary shall be made from assets which are, for all purposes, a part of the general assets of the Employer; no person shall have or acquire any interest in such assets by virtue of the provisions of this Plan. To the extent that a Participant or his or her Beneficiary acquires a right to receive payments from the Employer under the provisions hereof, such right shall be no greater than the right of any unsecured general creditor of the Employer.

                  i. Beneficiaries. A Participant may designate his or her Beneficiary or Beneficiaries to receive the amounts as provided herein after his or her death in accordance with the Beneficiary Designation provisions of the Participation Agreement. In the absence of such a designation, the Employer shall pay any such amount to the Participant's estate.

         6.       Determination of Benefits, Claims Procedure and
                  Administration.

                  a. Determinations. A Committee designated by the Employer (or other designee of the Employer, or the Employer itself, as the Employer determines from time to time (referred to in this Section 6 as the "Employer")) shall make all determinations as to rights to benefits under this Plan. Subject to and in compliance with the specific procedures contained in the applicable regulations promulgated under ERISA: (i) any decision by the Employer denying a claim for any benefits under this Plan by a Participant or any other claimant shall be stated in writing by the Employer and delivered or mailed to the


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claimant; (ii) each such notice shall set forth the specific reasons for the denial, written to the best of the Employer's ability in a manner that may be understood without legal or actuarial counsel; and (iii) the Employer shall afford a reasonable opportunity to the claimant whose claim for benefits has been denied for a review of the decision denying such claim.

                  b. Interpretation. Subject to the foregoing: (i) the Employer shall have full power and authority to interpret, construe and administer this Plan; and (ii) the interpretation and construction of this Plan by the Employer, and any action taken hereunder, shall be binding and conclusive upon all parties in interest, provided, however, that nothing herein shall prevent any Participant or Beneficiary from enforcing his or her rights as a general unsecured creditor hereunder.

                  c. Reports. The Employer shall provide the Participant with a statement reflecting the amount of the Participant's Deferred Compensation Account at least annually.

                  d. No Liability. No employee, agent, officer, trustee, member, volunteer or director of the Employer shall, in any event, be liable to any person for any action taken or omitted to be taken in connection with the interpretation, construction or administration of this Plan, so long as such action or omission to act be made in good faith.

         7. Non-Assignability of Benefits. Neither any Participant nor any Beneficiary under this Plan shall have any power or right to transfer, assign, anticipate, hypothecate or otherwise encumber any part or all of the amounts payable hereunder. Such amounts shall not be subject to seizure by any creditor of a Participant or any Beneficiary hereunder, by a proceeding at law or in equity, nor transferable by operation of law in the event


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of the bankruptcy or insolvency of any Participant or any Beneficiary hereunder.
Any such attempted assignment or transfer shall be void and shall terminate the Participant's participation in this Plan, and the Employer then may pay the benefits hereunder as if the Participant had terminated employment.

         8. Amendment. This Plan may not be amended, altered or modified, except by a written instrument signed by the Employer and the Participants effected thereby or their respective successors; provided that the Employer may amend, alter, modify or terminate this Plan on a prospective basis at any time, provided (i) that no such amendment, alteration, modification or termination shall adversely affect a Participant's entitlement to benefits attributable to amounts credited to his or her Deferred Compensation Account prior to the amendment, alteration, modification or termination of this Plan, and (ii) that until all amounts are distributed, the Employer must continue to offer Investment Designations that are at least reasonably comparable to the options available prior to such amendment, alteration, modification or termination.

         9. Impact on Other Benefits. Except as otherwise required by the Code or any other applicable law, this Plan and the benefits provided herein are in addition to all other benefits which may be provided by the Employer to the Participants from time to time, and shall not reduce, replace or otherwise cause any reduction, in any manner, with regard to any of such other benefits.

         10. Notices. Any notice, consent or demand required or permitted to be given under the provisions of this Plan by the Employer or any Participant or Beneficiary shall be in writing, and shall be signed by the person or entity giving or making the


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same. If such notice, consent or demand is mailed, it shall be sent by United
States certified mail, postage prepaid, addressed to the principal office of the Employer, or if to a Participant or Beneficiary to such individual or entity's last known address as shown on the records of the Employer. The date of such mailing shall be deemed the date of notice, consent or demand.

         11. Tax Withholding. The Employer shall have the right to deduct from all payments made under this Plan any federal, state or local taxes required by law to be withheld with respect to such payments.

         12. Governing Law. This Plan shall be governed by and construed in accordance with the internal laws of the State of New York.

         IN WITNESS WHEREOF, the Employer has executed and adopted this Plan as of the Effective Date.


                                             THE BISYS GROUP, INC.

                                   By:__________________________________________

                           Print Name:__________________________________________

                          Print Title:__________________________________________

                                                  "Employer"


                                    EXHIBIT 1
                             PARTICIPATION AGREEMENT

Name of Employee:__________________________________________

Employee's Address:________________________________________

Employee's Social Security Number:_________________________

Employee's Date of Birth:__________________________________

I.  ELECTION TO DEFER


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         The Participant hereby elects to defer the following amount or percentage of his or her Compensation (or part thereof) pursuant to THE BISYS GROUP, INC. Deferred Compensation Plan for the ___________ year:

Type (or types) of Compensation to which this deferral election applies:____________________________________________

$_________ for such year, OR

__________% for such year.


II.  BENEFICIARY DESIGNATION

     The Participant hereby designates the following individual(s) or entity(ies) as his or her beneficiary(ies) pursuant to THE BISYS GROUP, INC. Deferred Compensation Plan (Insert Name, Social Security Number, Relationship, Date of Birth and Address of Individuals and fully identify any Trust by the Name of the Trust, Date of Execution of the Trust, the Trustee's Name, the trust's address, and the trust's Employer Identification Number):

Primary Beneficiary(ies)
__________________________________________

__________________________________________

__________________________________________


Contingent Beneficiary(ies)
__________________________________________

__________________________________________

__________________________________________

The Participant hereby reserves the right to change this Beneficiary Designation, and any such change shall be effective when executed in writing by the Participant and delivered to the Company, all in the manner as designated by the Company from time to time.

III.  INVESTMENT DESIGNATION FOR CURRENT DEFERRAL ELECTION

         The Participant hereby designates the following investment or investments as provided in Section 4 of THE BISYS GROUP, INC., Deferred Compensation Plan:
                                          % to be Invested in
Name of Investment                           This Investment
______________________                    ______________________
______________________                    ______________________
______________________                    ______________________


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______________________                    ______________________
______________________                    ______________________
______________________                    ______________________
______________________                    ______________________
______________________                    ______________________

The Participant hereby reserves the right to change such investment designation from time to time as permitted by the Plan and the Company, and any such change shall become effective when executed in writing by the Participant and delivered to the Company, all in the manner as designated by the Company from time to time.

         In the event that the Company desires to acquire any product or other item (including but not limited to a life insurance policy on the Participant's life) in connection with this Plan, the Participant hereby agrees to reasonably cooperate to the extent necessary in such process.

         In addition to the other investment designations permitted hereunder, the Company may make available to each Senior Participant age 55 or older the option to participate in a split-dollar arrangement with the Company, and any amounts thereunder shall be held under such split-dollar arrangement and shall not be held under this Deferred Compensation Plan. The terms of such split-dollar arrangement shall be consistent with the terms of that certain Split-Dollar Plan executed by the Company contemporaneously herewith and called "The BISYS GROUP INC., Executive Life Insurance Plan", provided that (i) the Participant may designate an irrevocable life insurance trust ("ILIT") or other person or entity as the owner of the subject life insurance policy and in such case the Participant (the insured under the policy) shall never have any "incidents of ownership" in the policy as such term is described in Treas. Reg.
Section 20.2042-1(c), or any similar successor provision; (ii) the arrangement shall be consistent with the calculations set forth in Schedule 1 attached hereto (as otherwise agreed by the Participant and the Company); (iii) the split-dollar arrangement shall terminate only upon the mutual agreement of the Company and the Employee, except that either the owner of the policy or the Company may terminate the split-dollar arrangement at the end of the period shown in Schedule 1 or the corresponding schedule agreed to by the Company and the Employee; (iv) the Company shall only be obligated to pay scheduled premiums with respect to the Policy (or Policies) on the Employee's life for five (5) years thereunder; and (v) upon the death of the Employee, after the payment to the Company of an amount equal to the total premiums paid by the Company on the


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Policy (or Policies), the balance of the death benefit shall be paid to the
Employee's designated Beneficiary. This option to participate in a split-dollar arrangement with the Company shall not be available to Standard Participants.

         IN WITNESS WHEREOF, the Employer and the Participant have executed this Participation Agreement on the dates designated below.

Date:___________________                             ___________________________
                                                     Signature of Participant

                                                     THE BISYS GROUP, INC.

Date:___________________                             By:________________________
                                                        Print Name:_____________
                                                        Print Title:____________


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